LOOMIS SAYLES HIGH INCOME FUND

Supplement dated July 1, 2015 to the Prospectus of Loomis Sayles High Income Fund (the “Fund”), dated

February 1, 2015 as may be revised and supplemented from time to time.

Effective July 1, 2015, Loomis, Sayles & Company, L.P., has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses (exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses) to 1.10%, 1.85%, 1.85% and 0.85% of the Fund’s average daily net assets for Class A, Class B, Class C and Class Y shares, respectively.

This undertaking is in effect through January 31, 2017.

Accordingly, the Annual Fund Operating Expenses table and the Example table within the section “Fund Fees & Expenses” are amended and restated as follows with respect to the Fund:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y
Management fees	0.60%	0.60%	0.60%	0.60%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%
Other expenses[1]	0.27%	0.28%	0.27%	0.27%
Total annual fund operating expenses	1.12%	1.88%	1.87%	0.87%
Fee waiver and/or expense reimbursement[2]	0.02%	0.03%	0.02%	0.02%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.10%	1.85%	1.85%	0.85%

1	Other expenses have been restated to reflect current custodian and transfer agency fees for the Fund effective October 1, 2014.
2	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.10%, 1.85%, 1.85% and 0.85% of the Fund’s average daily net assets for Class A, B, C and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2017 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitations for Class A, B, C and Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first 19 months and on the Total Annual Fund Operating Expenses for the remaining periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:
	1 year	3 years	5 years	10 years
Class A	$557	$787	$1,036	$1,749
Class B	$688	$886	$1,212	$1,999
Class C	$288	$585	$1,008	$2,188
Class Y	$87	$274	$479	$1,070

If shares are not redeemed:
	1 year	3 years	5 years	10 years
Class B	$188	$586	$1,012	$1,999
Class C	$188	$585	$1,008	$2,188

LOOMIS SAYLES HIGH INCOME FUND

(the “Fund”)

Supplement dated July 1, 2015 to the Natixis Funds Statement of Additional Information,

dated February 1, 2015, as may be revised and supplemented from time to time.

Effective July 1, 2015, Loomis, Sayles & Company, L.P., has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses (exclusive of brokerage expenses, interest expenses, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses) to 1.10%, 1.85%, 1.85% and 0.85% of the Fund’s average daily net assets for Class A, Class B, Class C and Class Y shares, respectively. This undertaking is in effect through January 31, 2017. Accordingly, the table regarding expense limits in the sub-section “Advisory Fees” in the section “Fund Charges and Expenses” is amended for the Fund as follows:

Fund	Expense Limit	Date of Undertaking
High Income Fund		July 1, 2015
Class A	1.10%
Class B	1.85%
Class C	1.85%
Class Y	0.85%